Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271 laura.graves@polycom.com

Press Contact:	Ryan Batty
Polycom, Inc.
1.408.586.4467 ryan.batty@polycom.com

Polycom Announces Revenues of $348 Million for Fourth Quarter 2013

UC Personal Devices revenues grow 33 percent year-over-year

SAN JOSE, Calif. – January 22, 2014 – Polycom, Inc. (Nasdaq: PLCM), the global leader in open, standards-based unified communication and collaboration (UC&C), today reported financial results for the fourth quarter ended December 31, 2013. Polycom reported fourth quarter 2013 net revenues of $348 million, non-GAAP net income of $25 million and non-GAAP earnings per diluted share of 16 cents. GAAP net loss for the fourth quarter was $2 million, or 1 cent per share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“Polycom posted stronger sequential performance in Q4 2013, driven by on-going strength in UC Personal Devices and improvements in EMEA and Asia Pacific,” said Peter Leav, Polycom President and Chief Executive Officer. “In 2014, our goal is to prioritize growth areas within the business and deliver an improved cost structure that will result in better overall profitability for Polycom.”

“Polycom generated $168 million in operating cash flow in 2013,” said Eric Brown, Polycom Chief Operating Officer and Chief Financial Officer. “We continue to emphasize capital return for shareholders, including our recently executed $400 million share repurchase program. Polycom repurchased a total of 45 million shares in 2013.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q4 2013	Q3 2013	Q4 2012
Revenues	$347.9	$336.5	$353.0
Non-GAAP Net Income	$25.4	$19.3	$30.7
Non-GAAP EPS	$0.16	$0.11	$0.17
GAAP Net Income (Loss)	$(2.0)	$(24.0)	$1.9
GAAP EPS	$(0.01)	$(0.14)	$0.01

On a geographic basis, consolidated net revenues were comprised of:

($ in millions)	Q4 2013	Q3 2013	Q4 2012	Sequential Change	Year-Over- Year Change
Americas	$170.6	$177.3	$175.2	-4%	-3%
% of revenues	49%	53%	50%
Europe, Middle East & Africa (EMEA)	89.2	80.0	93.4	11%	-5%
% of revenues	26%	24%	26%
Asia Pacific	88.1	79.2	84.4	11%	4%
% of revenues	25%	23%	24%

Totals *	$347.9	$336.5	$353.0	3%	-1%

*	may not foot due to rounding

By product line, inclusive of its service component, consolidated net revenues were comprised of:

($ in millions)	Q4 2013	Q3 2013	Q4 2012	Sequential Change	Year-Over- Year Change
UC Group Systems	$218.1	$221.4	$238.2	-1%	-8%
% of revenues	63%	66%	67%
UC Personal Devices	62.1	56.9	46.8	9%	33%
% of revenues	18%	17%	13%
UC Platform	67.7	58.2	68.0	16%	0%
% of revenues	19%	17%	19%

Totals *	$347.9	$336.5	$353.0	3%	-1%

*	may not foot due to rounding

In Q4 2013, Polycom generated a total of $50 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $168 million. Cash and investments at the end of Q4 2013 totaled $584 million.

Earnings Call Details

Polycom will hold a conference call today, January 22, 2014, at 5:00 p.m. EST/2:00 p.m. PST to discuss its fourth quarter 2013 financial results. Peter Leav, President and CEO, and Eric Brown, Chief Operating Officer and Chief Financial Officer, will host the call. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.888.223.4990 and for callers outside of the U.S. and Canada, by calling 1.303.223.2680. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21703637. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future growth, cost reductions, profitability and capital return for shareholders. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and differing uses of capital; changes in key personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains, and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom is the global leader in open, standards-based unified communications and collaboration (UC&C) solutions for voice and video collaboration, trusted by more than 415,000 customers around the world. Polycom solutions are powered by the Polycom® RealPresence® Platform, comprehensive software infrastructure and rich APIs that interoperate with the broadest set of communication, business, mobile and cloud applications and devices to deliver secure face-to-face video collaboration in any environment. Polycom and its ecosystem of over 7,000 partners provide truly unified communications solutions that deliver the best user experience, highest multi-vendor interoperability, and lowest TCO. Visit www.polycom.com or connect with us on Twitter, Facebook, and LinkedIn to learn how we’re pushing the greatness of human collaboration forward.

© 2014 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Revenues:
Product revenues	$251,044	$261,874	$991,110	$1,042,484
Service revenues	96,898	91,152	377,279	350,144

Total revenues	347,942	353,026	1,368,389	1,392,628

Cost of revenues:
Cost of product revenues	112,435	109,506	422,429	426,369
Cost of service revenues	38,475	36,704	153,189	142,827

Total cost of revenues	150,910	146,210	575,618	569,196

Gross profit	197,032	206,816	792,771	823,432

Operating expenses:
Sales and marketing	109,384	116,312	435,047	464,353
Research and development	51,250	55,085	216,032	208,510
General and administrative	20,141	25,910	96,602	98,285
Amortization of purchased intangibles	2,854	2,512	10,389	9,830
Restructuring costs	13,831	195	48,470	22,024
Acquisition-related expenses	13	2,271	3,424	14,064

Total operating expenses	197,473	202,285	809,964	817,066

Operating income	(441)	4,531	(17,193)	6,366
Interest expense	(1,481)	(281)	(3,217)	(751)
Interest income and other income /(expense)	(753)	(577)	(1,794)	(3,117)

Other expense, net	(2,234)	(858)	(5,011)	(3,868)
Loss from continuing operations before provision for income taxes	(2,675)	3,673	(22,204)	2,498
Provision for (benefit from) income taxes	(706)	39,362	(3,669)	39,467

Loss from continuing operations	(1,969)	(35,689)	(18,535)	(36,969)
Income from operations of discontinued operations, net of taxes	—	2,178	—	9,888
Gain from sale of discontinued operations, net of taxes	—	35,425	459	35,425

Net income / (loss)	$(1,969)	$1,914	$(18,076)	$8,344

Basic and diluted net income per share:
Income per share from continuing operations	$(0.01)	$(0.20)	$(0.11)	$(0.21)
Income per share from discontinued operations, net of taxes	$—	$0.01	$—	$0.06
Gain per share from sale of discontinued operations, net of taxes	$—	$0.20	$—	$0.20

Basic and diluted net income per share	$(0.01)	$0.01	$(0.11)	$0.05

Number of shares used in computation of net income per share:
Basic	151,158	175,519	167,272	176,878

Diluted	151,158	175,519	167,272	176,878

Note:

Earnings per share amounts for continuing operations, discontinued operations and net income, as presented above, are calculated individually and may not sum due to rounding differences. *

The tax provision and net income for the three and twelve months ended December 31, 2012 has been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

*	As a result of the net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of earnings per share as their effect is anti-dilutive

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
GAAP net income (loss)	$(1,969)	$1,914	$(18,076)	$8,344
Income from discontinued operations, net of taxes	—	(2,178)	—	(9,888)
Gain from sale of discontinued operations, net of taxes	—	(35,425)	(459)	(35,425)
Amortization of purchased intangibles	8,471	4,421	19,750	17,465
Restructuring costs	13,831	195	48,470	22,024
Acquisition-related expenses	13	2,271	3,424	14,064
Stock-based compensation expense	11,165	23,690	64,465	88,761
Effect of stock-based compensation on warranty rates	126	128	547	669
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	—	—	236
Costs associated with CEO separation and related SEC investigation	802	—	2,909	—
Tax expense on company reorganization	—	38,835	—	38,835
Income tax effect of non-GAAP exclusions	(7,053)	(3,162)	(27,141)	(24,200)

Non-GAAP net income	$25,386	$30,689	$93,889	$121,814

GAAP earnings per share
Basic and diluted	$(0.01)	$0.01	$(0.11)	$0.05

Non-GAAP earnings per share
Basic	$0.17	$0.17	$0.56	$0.69

Diluted	$0.16	$0.17	$0.55	$0.68

Number of shares used in computation of GAAP earnings per share:
Basic and diluted	151,158	175,519	167,272	176,878
Number of shares used in computation of non-GAAP earnings per share:
Basic	151,158	175,519	167,272	176,878
Diluted	155,310	177,953	171,008	178,945

Note: As a result of the GAAP net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of GAAP earnings per share as their effect is anti-dilutive

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$392,629	$477,073
Short-term investments	134,684	197,196
Trade receivables, net	183,369	194,654
Inventories	103,309	99,960
Deferred taxes	37,085	48,916
Prepaid expenses and other current assets	50,352	52,539

Total current assets	901,428	1,070,338
Property and equipment, net	115,157	133,319
Long-term investments	56,372	50,333
Goodwill and purchased intangibles	596,918	608,802
Deferred taxes	51,398	28,406
Other assets	27,757	21,238

Total assets	$1,749,030	$1,912,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$84,640	$89,983
Accrued payroll and related liabilities	40,162	39,469
Taxes payable	5,389	4,736
Deferred revenue	172,408	158,482
Term loan-current	6,250	—
Other accrued liabilities	77,744	63,018

Total current liabilities	386,593	355,688
Non-current liabilities
Deferred revenue	87,467	91,061
Term loan-non current	242,188	—
Taxes payable	12,419	15,598
Deferred taxes	149	236
Other non-current liabilities	43,849	22,079

Total liabilities	772,665	484,662
Stockholders’ equity	976,365	1,427,774

Total liabilities and stockholders’ equity	$1,749,030	$1,912,436

The tax provision and net income for the year ended December 31, 2012 have been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2013	December 31, 2012
Cash flows from operating activities:
Net income (loss)	$(18,076)	$8,344
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of tax	(459)	(35,425)
Tax expense on company reorganization	—	38,836
Depreciation and amortization	64,975	61,586
Amortization of purchased intangibles	19,825	20,318
Amortization of debt issue costs	178	—
Amortization of discounts and premiums on investments, net	1,816	2,381
Provision for excess and obsolete inventories	7,390	6,420
Provision for doubtful accounts	—	1,100
Stock-based compensation expense	64,465	89,245
Excess tax benefits from stock-based compensation	(920)	(9,297)
Loss on disposals of property and equipment	5,859	4,080
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	13,809	16,582
Inventories	(10,739)	(11,428)
Deferred taxes	(14,332)	(15,933)
Prepaid expenses and other assets	(637)	(7,424)
Accounts payable	(5,184)	(22,901)
Taxes payable	(5,848)	5,123
Other accrued liabilities	46,320	37,754

Net cash provided by operating activities	168,442	189,361

Cash flows from investing activities:
Purchases of property and equipment	(55,207)	(67,270)
Purchases of investments	(228,238)	(315,012)
Proceeds from sale of investments	45,467	52,286
Proceeds from maturities of investments	237,499	229,211
Net cash received from sale of discontinued operations	556	50,411
Net cash paid in purchase acquisitions	(7,974)	(4,583)

Net cash used in investing activities	(7,897)	(54,957)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	23,326	25,832
Proceeds from term loan, net	247,349	—
Payment on debt	(1,562)	—
Repurchase of common stock	(515,022)	(67,901)
Excess tax benefits from stock-based compensation	920	9,297

Net cash used in financing activities	(244,989)	(32,772)

Net increase in cash and cash equivalents	(84,444)	101,632
Cash and cash equivalents, beginning of period	477,073	375,441

Cash and cash equivalents, end of period	$392,629	$477,073

The tax provision and net income for the three and twelve months ended December 31, 2012 has been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows. Certain other prior period amounts have also been reclassified to conform to the current period presentation.

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	December 31, 2013	September 30, 2013	December 31, 2012
Balance Sheet Highlights
Cash and investments	$584	$954	$725
Number of shares outstanding	135	170	175
Cash and investments per share	$4.32	$5.60	$4.13
Debt	$248	$250	$0
Operating cash flow - quarterly	$50	$37	$66
Operating cash flow - trailing 12 months	$168	$185	$189
DSO (Days Sales Outstanding)	48	47	50
Inventory turns - GAAP	5.8	5.3	5.7
Inventory turns - non-GAAP	5.5	5.1	5.7
Deferred revenues	$260	$260	$250
Share repurchases:
Quarter-to-date share purchases - shares	35.4	1.7	0.5
Quarter-to-date share repurchases - dollars	$400	$18	$5
Year-to-date share purchases - shares	45	10	5
Year-to-date share repurchases - dollars	$502	$102	$55
Remaining authorization for share repurchases (1)	$—	$400	$73
Ending headcount	3,774	3,789	3,747

	For the three months ended
	December 31, 2013	September 30, 2013	December 31, 2012
Income Statement Highlights
GAAP:
Revenues	$348	$336	$353
Gross margin	56.6%	58.0%	58.6%
Operating expenses	$197	$217	$202
Operating margin	-0.1%	-6.6%	1.3%
Diluted EPS	$(0.01)	$(0.14)	$0.01
Non-GAAP:
Revenues	$348	$336	$353
Gross margin	58.8%	59.0%	59.9%
Operating expenses	$171	$173	$176
Operating margin	9.8%	7.7%	10.0%
Diluted EPS	$0.16	$0.11	$0.17

1)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
GAAP cost of revenues used in inventory turns	$150,910	$146,210	$575,618	$569,196
Stock-based compensation expense	(1,892)	(2,532)	(8,744)	(10,204)
Effect of stock-based compensation on warranty rates	(126)	(128)	(547)	(669)
Amortization of purchased intangibles	(5,617)	(1,909)	(9,361)	(7,635)

Non-GAAP cost of revenues used in inventory turns	$143,275	$141,641	$556,966	$550,688

GAAP gross profit	$197,032	$206,816	$792,771	$823,432
Stock-based compensation expense	1,892	2,532	8,744	10,204
Effect of stock-based compensation on warranty rates	126	128	547	669
Amortization of purchased intangibles	5,617	1,909	9,361	7,635

Non-GAAP gross profit	$204,667	$211,385	$811,423	$841,940

Non-GAAP gross margin	58.8%	59.9%	59.3%	60.5%
GAAP sales and marketing expense	$109,384	$116,312	$435,047	$464,353
Stock-based compensation expense	(6,828)	(9,722)	(26,570)	(36,791)

Non-GAAP sales and marketing expense	$102,556	$106,590	$408,477	$427,562

Non-GAAP sales and marketing expense as percent of revenues	29.5%	30.2%	29.9%	30.7%
GAAP research and development expense	$51,250	$55,085	$216,032	$208,510
Stock-based compensation expense	(3,056)	(5,387)	(15,634)	(20,195)

Non-GAAP research and development expense	$48,194	$49,698	$200,398	$188,315

Non-GAAP research and development expense as percent of revenues	13.9%	14.1%	14.6%	13.5%
GAAP general and administrative expense	$20,141	$25,910	$96,602	$98,285
Stock-based compensation expense	611	(6,049)	(13,517)	(21,571)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	—	—	(236)
Costs associated with CEO separation and related SEC investigation	(802)	—	(2,909)	—

Non-GAAP general and administrative expense	$19,950	$19,861	$80,176	$75,549

Non-GAAP general and administrative expense as percent of revenues	5.7%	5.6%	5.9%	5.4%
GAAP total operating expenses	$197,473	$202,285	$809,964	$817,066
Stock-based compensation expense	(9,273)	(21,158)	(55,721)	(78,557)
Amortization of purchased intangibles	(2,854)	(2,512)	(10,389)	(9,830)
Restructuring costs	(13,831)	(195)	(48,470)	(22,024)
Acquisition-related expenses	(13)	(2,271)	(3,424)	(14,064)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	—	—	(236)
Costs associated with CEO separation and related SEC investigation	(802)	—	(2,909)	—

Non-GAAP total operating expenses	$170,700	$176,149	$689,051	$691,426

Non-GAAP total operating expenses as percent of revenues	49.1%	49.9%	50.4%	49.6%
GAAP operating income (loss)	$(441)	$4,531	$(17,193)	$6,366
Stock-based compensation expense	11,165	23,690	64,465	88,761
Effect of stock-based compensation on warranty rates	126	128	547	669
Amortization of purchased intangibles	8,471	4,421	19,750	17,465
Restructuring costs	13,831	195	48,470	22,024
Acquisition-related expenses	13	2,271	3,424	14,064
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	—	—	236
Costs associated with CEO separation and related SEC investigation	802	—	2,909	—

Non-GAAP operating income	$33,967	$35,236	$122,372	$150,514

Non-GAAP operating margin	9.8%	10.0%	8.9%	10.8%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Cost of sales - product	$640	$873	$2,892	$3,593
Cost of sales - service	1,252	1,659	5,852	6,611

Stock-based compensation expense in cost of sales	1,892	2,532	8,744	10,204

Sales and marketing	6,828	9,722	26,570	36,791
Research and development	3,056	5,387	15,634	20,195
General and administrative	(611)	6,049	13,517	21,571

Stock-based compensation expense in operating expenses	9,273	21,158	55,721	78,557

Total stock-based compensation expense	$11,165	$23,690	$64,465	$88,761